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                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 1996
                                                 -------------------------------

                                 EQUIMED, INC.
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              (Exact Name of Registrant as Specified in Charter)

   Delaware                            0-27456                    25-1668112
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(State or Other                 (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation                                Identification No.)

      3754 LaVista Road
      Tucker, Georgia                               30084-5637
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   (Address of Principal                            (Zip Code)
    Executive Offices)

                                 (404)320-6211
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report)


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Item 5.  Other Events

         On October 7, 1996, the Registrant entered into an Asset Purchase Agreement (the "Purchase Agreement") with Physicians Resource Group, Inc., a Delaware corporation ("PRG"), and PRG's wholly-owned subsidiary, PRG Georgia, Inc., a Delaware corporation ("PRG Georgia"), providing for the sale by the Registrant and the purchase by PRG Georgia of the ophthalmology physician practice management and ambulatory surgery center business of the Registrant (the "Ophthalmology Business"), including all items of personal property and other assets used in connection with such business and the Registrant's ownership interest in certain subsidiaries involved in the Ophthalmology Business (the "Transaction"). The consideration to be provided by PRG Georgia to the Registrant at closing is $54,563,000 in cash plus the assumption of an estimated $14,500,000 of the Registrant's liabilities related to the Ophthalmology Business, and a further cash amount to be provided no later than May 15, 1997 based upon additional acquisitions of medical practices or centers related to the Ophthalmology Business by the Registrant, PRG Georgia or another wholly-owned subsidiary of PRG, which acquisitions are consummated by April 30, 1997 and satisfy certain conditions as provided in the Purchase Agreement. The consummation of the Transaction is subject to receipt of all necessary regulatory and other third party approvals and other customary conditions. Each of the parties has certain rights to terminate the Transaction under certain circumstances, including among others, the right of PRG Georgia to terminate at any time prior to November 6, 1996 if, in its sole discretion, its due diligence reveals certain material adverse conditions with respect to the Registrant, and the right of either PRG Georgia or the Registrant to terminate the Transaction if it is not consummated by November 30, 1996, as provided in the Purchase Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         2.1 Asset Purchase Agreement dated as of October 7, 1996 by and among EquiMed, Inc., Physicians Resource Group, Inc., and PRG Georgia, Inc.


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUIMED, INC.
                                           (Registrant)

                                               /s/ William E. Pritts II
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Date: October 10, 1996                       By:    William E. Pritts II
                                            Title: Chief Financial Officer